SHARE-BASED AND OTHER COMPENSATION PROGRAMS	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
SHARE-BASED AND OTHER COMPENSATION PROGRAMS
SHARE-BASED COMPENSATION PROGRAMS
AXA and Holdings sponsor various share-based compensation plans for eligible employees, financial professionals and non-officer directors of the Company. AB also sponsors its own equity compensation plan for certain of its employees.
Compensation costs for the three and nine months ended September 30, 2018 and 2017 for share-based payment arrangements as further described herein are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(in millions)
Performance Shares(1)	$9.7	$8.9	$14.1	$42.9
Stock Options	0.9	0.4	1.4	1.2
Restricted Stock Unit Awards(2)	19.5	5.6	29.6	26.9
Other Compensation Plans(3)	0.9	2.0	2.4	2.4
Total Compensation Expenses	$31.0	$16.9	$47.5	$73.4
________________

(1)
Reflects change to performance share retirement rules. Specifically, individuals who retire at any time after the grant date will continue to vest in their 2017 performance shares while individuals who retire prior to March 1, 2019 will forfeit all 2018 performance shares.

(2)	Reflects a $10.9 million adjustment for awards with graded vesting, service-only conditions from the graded to the straight-line attribution method.

(3)	Includes Stock Appreciation Rights and Employee Stock Purchase Plans.

Awards Linked to Holdings’ Common Stock
As described below, Holdings made various grants of equity awards linked to the value of Holdings’ common stock in the second quarter of 2018. For awards with graded vesting schedules and service-only vesting conditions, including Holdings restricted stock units (“Holdings RSUs”) and other forms of share-based payment awards, the Company applies a straight-line expense attribution policy for the recognition of compensation cost. Estimated and/or actual forfeitures with respect to the 2018 grants were considered immaterial in the recognition of compensation cost for the third quarter of 2018.
Holdings adopted the AXA Equitable Holdings, Inc. 2018 Omnibus Incentive Plan (the “Omnibus Plan”) on April 25, 2018. All grants discussed in this section were made under this Omnibus Plan with the exception of the Holdings RSUs granted to financial professionals. Also, all grants discussed in the section will be settled in shares of Holdings’ common stock except for the RSUs granted to financial professionals which will be settled in cash. As of September 30, 2018, the common stock reserved and available for issuance under the Omnibus Plan was 5.9 million shares.
Restricted Stock Units
In May 2018, Holdings made several grants of Holdings RSUs. The market price of a Holdings’ share is used as the basis for the fair value measure of a Holdings RSU. For purposes of determining compensation cost for stock-settled Holdings RSUs, fair value is fixed at the grant date until settlement, absent modification to the terms of the award. For liability-classified cash-settled Holdings RSUs, fair value is remeasured at the end of each reporting period. If Holdings pays any ordinary dividend in cash, all outstanding Holdings RSUs will accrue dividend equivalents in the form of additional Holdings RSUs to be settled or forfeited consistent with the terms of the related award.
Transaction Incentive Awards
On May 9, 2018, coincident with the IPO, Holdings granted one-time “Transaction Incentive Awards” to executive officers and certain other employees in the form of 0.7 million Holdings RSUs. Fifty percent of the Holdings RSUs will vest based on service over a two year period from the IPO date (the “Service Units”), and fifty percent will vest based on service and a market condition (the “Performance Units”). The market condition is based on share price growth of at least 130% or 150% within a two or five-year period, respectively. If the market condition is not achieved, 50% of the Performance Units may still vest based on five years of continued service and the remaining Performance Units will be forfeited. The $7.2 million aggregate grant-date fair value of the 0.4 million Service Units was measured at the $20 IPO price of a Holdings’ share and will be charged to compensation expense over the stated requisite service periods.
The grant-date fair value of half of the Performance Units, or 0.2 million Holdings RSUs, was also measured at the $20 IPO price for a Holdings’ share as employees are still able to vest in these awards even if the share price growth targets are not achieved. The resulting $3.6 million for these awards will be charged to compensation expense over the five-year requisite service period. The grant-date fair value of $16.47 was used to value the remaining half of the Performance Units that are subject to risk of forfeiture for non-achievement of the Holdings’ share price conditions. The grant date fair value was measured using a Monte Carlo simulation from which a five-year requisite service period was derived, representing the median of the distribution of stock price paths on which the market condition is satisfied, over which the total $3.0 million compensation expense will be recognized. In the third quarter of 2018, the Company recognized compensation expense associated with the Transaction Incentive Awards of approximately $2.6 million.
Employee Awards
Also on May 9, 2018, Holdings made an employee grant of 0.4 million Holdings RSUs, or 50 restricted stock units to each eligible individual, that cliff vest on November 9, 2018. The grant-date fair value of the award was measured using the $20 IPO price for a Holdings’ share and the resulting $7.1 million will be recognized as compensation expense over the six-month service period. In the third quarter of 2018, the Company recognized expense associated with the employee award of approximately $2.4 million.
2018 Annual Awards
On May 17, 2018, Holdings granted 1.3 million Holdings RSUs to employees that vest ratably in equal annual installments over a three-year period on each of the first three anniversaries of March 1, 2018. The fair value of the award was measured using the $21.68 closing price of the Holdings’ share on the grant date, and the resulting $27.4 million will be recognized as compensation expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible but not prior to March 1, 2019. Similarly, on May 17, 2018, the Company granted an award of 0.5 million cash-settled Holdings RSUs to certain eligible financial professionals that vest ratably in equal installments over a three-year period on each of the first three anniversaries of March 1, 2018. The cash payment for each RSU will equal the average closing price for a Holdings’ share on the NYSE over the 20 trading days immediately preceding the vesting date. These awards are liability-classified and require fair value remeasurement based upon the price of a Holdings’ share at the close of each reporting period. In the third quarter of 2018, the Company recognized expense associated with the annual awards of approximately $2.5 million.
Performance Shares
Also on May 17, 2018, Holdings approved a grant of 0.4 million unearned Performance Shares to employees, subject to performance conditions and a cliff-vesting term ending March 1, 2021. If Holdings pays any ordinary dividend, outstanding Performance Shares will accrue dividend equivalents in the form of additional Performance Shares to be settled or forfeited consistent with the terms of the related award. The Performance Shares consist of two distinct tranches; one based on the Holdings’ return-on-equity targets (the “ROE Performance Shares”) and the other based on the Company’s relative total shareholder return targets (the “TSR Performance Shares”), each comprising approximately one-half of the award. Participants may receive from 0% to 200% of unearned Performance Shares granted.
The grant-date fair value of the ROE Performance Shares will be established once the 2019 and 2020 Non-GAAP ROE target are determined and approved. The grant-date fair value of the TSR Performance Shares was measured at $23.17 using a Monte Carlo approach. Under the Monte Carlo approach, stock returns were simulated for Holdings and the selected peer companies to estimate the payout percentages established by the conditions of the award. The resulting $4.8 million aggregate grant-date fair value of the unearned TSR Performance Shares will be recognized as compensation expense over the shorter of the cliff-vesting period or the period up to the date at which the participant becomes retirement eligible but not prior to March 1, 2019. In the third quarter of 2018, the Company recognized expense associated with the TSR Performance Share awards of approximately $1.1 million.
Stock Options
On June 11, 2018, Holdings awarded 1.0 million stock options to employees. These options expire on March 1, 2028 and have a three-year graded vesting schedule, with one-third vesting on each of the three anniversaries of March 1, 2018. The exercise price for the options is $21.34, which was the closing price of a Holdings’ share on the grant date. The weighted average grant date fair value per option was estimated at $4.61 using a Black-Scholes options pricing model. Key assumptions used in the valuation included expected volatility of 25.4% based on historical selected peer data, a weighted average expected term of 5.7 years as determined by the simplified method, an expected dividend yield of 2.44% based on Holdings’ expected annualized dividend, and a risk-free interest rate of 2.83%. The total fair value of these options of approximately $4.8 million will be charged to expense over the shorter of the vesting period or the period up to the date at which the participant becomes retirement eligible but not prior to March 1, 2019. In the third quarter of 2018, the Company recognized expense associated with the June 11, 2018 option grant of approximately $0.9 million.
Director Awards
On May 17, 2018, Holdings awarded 0.03 million unrestricted Holdings’ shares to non-officer directors of Holdings, AXA Equitable Life, and MLOA under the Omnibus Plan. The fair value of these awards was measured using the $21.68 closing price of Holdings’ shares on the grant date. As these awards were immediately vested, their aggregate fair value of $0.6 million was recognized as compensation expense in the second quarter of 2018.
Funding of Awards
The Company used common stock held in Treasury to fund the delivery of the 0.03 million unrestricted shares granted to the non-officer directors in the second quarter of 2018. Holdings may issue new shares or use common stock held in Treasury for the other outstanding awards linked to Holdings’ common stock.
Equity Awards Linked to AXA Ordinary Shares
Grants
On February 15, 2018, AXA Financial granted restricted AXA ordinary shares to non-officer directors of AXA Financial, AXA Equitable Life, and MLOA with a three-year vesting period under the Equity Plan for Directors.
Settlement/Payouts
On March 26, 2018, share distributions totaling approximately $21 million were made to active and former employees in settlement of 0.8 million Performance Shares earned under the terms of the AXA Performance Share Plan 2014. On April 6, 2018, cash distributions of approximately $6 million were made to active and former financial professionals in settlement of 0.2 million Performance Units earned under the terms of the AXA Advisor Performance Unit Plan 2014.
AB Long-term Incentive Compensation Plans
During the three and nine months ended September 30, 2018, respectively, AB purchased 1.6 million and 2.9 million units, representing assignments of beneficial ownership of limited partnership interests in AB Holding (“AB Holding Units”), for $48 million and $83 million, respectively (on a trade date basis). These amounts reflect open-market purchases of 1.6 million and 2.8 million AB Holding Units for $48 million and $81 million, respectively, with the remainder relating to purchases of AB Holding Units from employees to allow them to fulfill statutory tax withholding requirements at the time of delivery of long-term incentive compensation awards. During the three and nine months ended September 30, 2017, AB purchased 0.3 million and 5.9 million AB Holding Units for $7 million and $135 million, respectively (on a trade date basis). These amounts reflect open-market purchases of 0.3 million and 5.2 million AB Holding Units for $7 million and $117 million, respectively, with the remainder relating to purchases of AB Holding Units from employees to allow them to fulfill statutory tax withholding requirements at the time of delivery of long-term incentive compensation awards.
During the nine months ended September 30, 2018 and 2017, AB granted to employees and eligible directors 2.5 million and 2.1 million restricted AB Holding Unit awards, respectively. AB used AB Holding Units repurchased during the periods and newly issued AB Holding Units to fund these awards.
During the nine months ended September 30, 2018 and 2017, AB Holding issued 0.6 million and 1.0 million AB Holding Units, respectively, upon exercise of options to buy AB Holding Units. AB Holding used the proceeds of $11 million and $18 million, respectively, received as payment in cash for the exercise price to purchase the equivalent number of newly-issued AB Units.

13)	SHARE-BASED AND OTHER COMPENSATION PROGRAMS

AXA and the Company sponsor various share-based compensation plans for eligible employees, financial professionals and non-officer directors of Holdings and its subsidiaries. AB also sponsors its own unit option plans for certain of its employees.

Compensation costs for 2017, 2016 and 2015 for share-based payment arrangements as further described herein are as follows:

	2017	2016	2015
	(in millions)
Performance Shares	$45	$37	$44
Stock Options (Other than AB stock options)	1	1	1
AXA Shareplan	13	19	20
Restricted Awards	185	154	174
Other Compensation plans(1)	3	2	4

Total Compensation Expenses	$247	$213	$243

(1) Other compensation plans include Stock Appreciation Rights, Restricted Stock and AXA Miles.

U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the “Stock Option Plan”) and are granted AXA performance shares under the AXA International Performance Shares Plan (the “Performance Share Plan”). Prior to 2013, they were granted performance units under AXA’s Performance Unit Plan.

Non-officer directors of AXA Financial and certain subsidiaries are granted restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually under The Equity Plan for Directors. They also were granted ADR stock options in years prior to 2014.

Performance Units and Performance Shares

2017 Grant. On June 21, 2017, under the terms of the Performance Share Plan, AXA awarded approximately 1.7 million unearned performance shares to employees of the Company. For employees in our retirement and protection businesses, the extent to which 2017-2019 cumulative performance targets measuring the performance of AXA and the retirement and protection businesses are achieved will determine the number of performance shares earned. For employees of AXA Tech, the extent to which 2017-2019 cumulative performance targets measuring the performance of AXA and AXA Group Management Services (a group of AXA’s central functions and internal service companies) are achieved will determine the number of performance shares earned. For all Company employees, the number of performance shares earned may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in AXA ordinary shares to all participants. In 2017, the expense associated with the June 21, 2017 grant of performance shares was approximately $14 million.

Settlement of 2014 Grant in 2017. On March 24, 2017, share distributions totaling of approximately $21 million were made to active and former employees in settlement of 2.3 million performance shares earned under the terms of the AXA Performance Share Plan 2014. On April 7, 2017, cash distributions of approximately $6 million were made to active and former financial professionals of the Company in settlement of 227,703 performance units earned under the terms of the first tranche of the AXA Advisor Performance Unit Plan 2014.

2016 Grant. On June 6, 2016, under the terms of the Performance Share Plan, AXA awarded approximately 1.9 million unearned performance shares to employees of the Company. For employees in our retirement and protection businesses, the extent to which 2017-2019 cumulative performance targets measuring the performance of AXA and the retirement and protection businesses are achieved will determine the number of performance shares earned. For employees of AXA Tech, the extent to which 2017-2019 cumulative performance targets measuring the performance of AXA and AXA Group Management Services (a group of AXA’s central functions and internal service companies) are achieved will determine the number of performance shares earned. For all Company employees, the number of performance shares earned may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in AXA ordinary shares to all participants. In 2017 and 2016, the expense associated with the June 6, 2016 grant of performance shares was approximately $6 million and $15 million, respectively.

Settlement of 2013 Grant in 2016. On March 22, 2016 cash distributions of approximately $55 million were made to active and former employees of the Company in settlement of 2.3 million performance units earned under the terms of the 2013 Performance Share Plan. On April 8, 2016, cash distributions of approximately $10 million were made to active and former financial professionals of the Company in settlement of 0.5 million performance units earned under the terms of the AXA Advisor Performance Unit Plan 2013.

2015 Grant. On June 19, 2015, under the terms of the Performance Share Plan, AXA awarded approximately 1.7 million unearned performance shares to employees of the Company. For employees in our retirement and protection businesses, the extent to which 2017-2019 cumulative performance targets measuring the performance of AXA and the retirement and protection businesses are achieved will determine the number of performance shares earned. For employees of AXA Tech, the extent to which 2017-2019 cumulative performance targets measuring the performance of AXA and AXA Group Management Services (a group of AXA’s central functions and internal service companies) are achieved will determine the number of performance shares earned. For all Company employees, the number of performance shares earned may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in AXA ordinary shares to all participants. In 2017, 2016 and 2015, the expense associated with the June 19, 2015 grant of performance shares were $5 million, $6 million and $14 million, respectively.

Settlement of 2012 Grant in 2015. On April 2, 2015, cash distributions of approximately $55 million were made to active and former employees of the Company in settlement of 2.4 million performance units earned under the terms of the AXA Performance Unit Plan 2012. On April 3, 2015, cash distributions of approximately $10 million were made to active and former financial professionals of the Company in settlement of 0.4 million performance units earned under the terms of the AXA Advisor Performance Unit Plan 2012.

The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for performance unit awards as they are settled in cash. The fair value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2017 and 2016 was $45 million and $31 million, respectively. Approximately 2 million outstanding performance units and shares are at risk to achievement of 2017 performance criteria, primarily representing all of the performance shares granted June 19, 2015 and the second tranche of performance shares granted March 24, 2014, for which cumulative average 2016-2018 and 2015-2017 performance targets will determine the number of performance units and shares earned under those awards, respectively.

Stock Options

2017 Grant. On June 21, 2017, 0.5 million options to purchase AXA ordinary shares were granted to employees of the Company under the terms of the Stock Option Plan at an exercise price of €23.92. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 21, 2017, 0.3 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 21, 2017 have a ten-year term. The weighted average grant date fair value per option award was estimated at €1.78 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 25.05%, a weighted average expected term of 8.8 years, an expected dividend yield of 6.53% and a risk-free interest rate of 0.59%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2017, the Company recognized expenses associated with the June 21, 2017 grant of options of approximately $0.6 million.

2016 Grant. On June 6, 2016, 0.6 million options to purchase AXA ordinary shares were granted to employees of the Company under the terms of the Stock Option Plan at an exercise price of €21.52. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 6, 2016, 0.3 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 6, 2016 have a ten-year term. The weighted average grant date fair value per option award was estimated at €1.85 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 26.6%, a weighted average expected term of 8.1 years, an expected dividend yield of 6.5% and a risk-free interest rate of 0.33%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2017 and 2016 the Company recognized expenses associated with the June 6, 2016 grant of options of approximately $0.1 million and $0.6 million respectively.

2015 Grant. On June 19, 2015, 0.4 million options to purchase AXA ordinary shares were granted to employees of the Company under the terms of the Stock Option Plan at an exercise price of €22.90. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 19, 2015, 0.2 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 19, 2015 have a ten-year term. The weighted average grant date fair value per option award was estimated at €1.58 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 23.68%, a weighted average expected term of 8.2 years, an expected dividend yield of 6.29% and a risk-free interest rate of 0.92%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2017, 2016 and 2015, the Company recognized expenses associated with the June 19, 2015 grant of options of approximately $0.1 million, $0.1 million and $0.4 million, respectively.

Shares Authorized

There is no limitation in the Stock Option Plan or the Equity Plan for Directors on the number of shares that may be issued pursuant to option or other grants.

A summary of the activity in the AXA and the Company’s option plans during 2017 follows:

	Options Outstanding
	AXA Ordinary Shares		AXA ADRs(2)		AB Holding Units
	Number Outstanding (In 000’s)	Weighted Average Exercise Price	Number Outstanding (In 000’s)	Weighted Average Exercise Price	Number Outstanding (In 000’s)	Weighted Average Exercise Price
Options Outstanding at January 1, 2017	9,536	€21.02	45	$24.90	5,085	$49.45
Options granted	488	€23.92	—	$—	—	—
Options exercised	(1,996)	€18.02	(2)	$21.35	(1,180)	$17.04
Options forfeited, net	—	€—	—	$—	—	—
Options expired	(2,626)	33.77	(8)	42.62	(823)	$84.96

Options Outstanding at December 31, 2017	5,402	€17.36	35	$20.98	3,082	$52.37

Aggregate Intrinsic Value(1)		€39,861		$303		—	(2)

Weighted Average Remaining Contractual Term (in years)	4.2		1.2		1.2

Options Exercisable at December 31, 2017	3,406	€14.68	35	$42.62	3,018	$52.97

Aggregate Intrinsic Value(1)		€34,275		$303		—

Weighted Average Remaining Contractual Term (in years)	2.8		1.2		1.1

(1)

Aggregate intrinsic value, presented in thousands, is calculated as the excess of the closing market price on December 31, 2017 of the respective underlying shares over the strike prices of the option awards.

(2)	AXA ordinary shares will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

No stock options were exercised in 2017 and 2016. The intrinsic value related to exercises of stock options during 2015 was approximately $0.2 million, resulting in amounts currently deductible for tax purposes of approximately $0.1 million for the period then ended. In 2015, windfall tax benefits of approximately $0.1 million resulted from exercises of stock option awards.

At December 31, 2017, the Company held 22,974 AXA ordinary shares in treasury at a weighted average cost of $23.14 per share, which were designated to fund future exercises of outstanding stock options.

For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2017, 2016 and 2015, respectively.

	AXA Ordinary Shares			AB Holding Units(1)
	2017	2016	2015	2017	2016	2015
Dividend yield	6.53%	6.50%	6.29%	NA	7.10%	7.10%
Expected volatility	25.05%	26.60%	23.68%	NA	31.00%	32.10%
Risk-free interest rates	0.59%	0.33%	0.92%	NA	1.30%	1.50%
Expected life in years	8.8	8.1	8.2	NA	6	6
Weighted average fair value per option at grant date	$2.01	$2.06	$1.73	NA	$2.75	$4.13

(1)	There were no options to buy AB Holding Units awarded during 2017. As such, the input assumptions for 2017 are not applicable.

As of December 31, 2017, approximately $1 million of unrecognized compensation cost related to unvested stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 2.8 years.

AXA Options Valuation. The fair value of AXA stock options is calculated using the Black-Scholes option pricing model. The expected AXA dividend yield is based on market consensus. AXA share price volatility is estimated on the basis of implied volatility, which is checked against an analysis of historical volatility to ensure consistency. The risk-free interest rate is based on the Euro Swap Rate curve for the appropriate term. The effect of expected early exercise is taken into account through the use of an expected life assumption based on historical data.

AB Holding Unit Options Valuation. The fair value of units representing assignments of beneficial ownership of limited partnership interests in AB Holding (“AB Holding Units”) options is calculated using the Black-Scholes option pricing model. The expected cash distribution yield is based on the average of our distribution yield over the past four quarters. The volatility factor represents historical AB Holding Units price volatility over the same period as the expected term. The risk-free interest rate is based on the U.S. Treasury bond yield for the appropriate expected term. The expected term was calculated using the simplified method, due to the lack of sufficient historical data.

Restricted Awards

Under The Equity Plan for Directors, the Company grants non-officer directors of AXA Financial and certain subsidiaries restricted AXA ordinary shares. Likewise, AB awards restricted AB Holding Units to independent members of its General Partner.

The Company has also granted restricted AXA ordinary share units (“RSUs”) to certain executives. The RSUs are phantom AXA ordinary shares that, once vested, entitle the recipient to a cash payment based on the average closing price of the AXA ordinary share over the twenty trading days immediately preceding the vesting date.

For 2017, 2016 and 2015, respectively, the Company recognized compensation costs of $185 million, $154 million and $174 million for outstanding restricted stock and RSUs. The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for RSUs. At December 31, 2017, approximately 19.1 million restricted AXA ordinary shares and AB Holding Unit awards remain unvested. At December 31, 2017, approximately $57 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.0 years.

The following table summarizes restricted AXA ordinary share activity for 2017. In addition, approximately 11,069 RSUs were granted during 2017 with graded vesting over a 3-year service period:

	Shares of Restricted Stock	Weighted Average Grant Date Fair Value
Unvested as of January 1, 2017	36,306	$24.46
Granted	12,929	$27.49
Vested	11,819	$24.30

Unvested as of December 31, 2017	37,416	$24.04

Unrestricted Awards

Under the Equity Plan for Directors, the Company provides a stock retainer to non-officer directors of certain subsidiaries. Pursuant to the terms of the retainer, the non-officer directors receive AXA ordinary shares valued at $55,000 each year, paid on a semi-annual basis. These shares are not subject to any vesting requirement or other restriction. For the years ended December 31, 2017 and 2016, the Company recognized compensation expense of approximately $0.4 million and $0.4 million for these unrestricted share awards.

Stock Appreciation Rights

For 2017, 2016 and 2015, respectively, 15,542, 43,606 and 20,337 Stock Appreciation Rights (“SARs”) were granted to certain financial professionals of the Company, each with a 4-year cliff-vesting schedule. These 2017, 2016 and 2015 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over prices ranging from 18.20—33.78 Euros, 18.65-33.78 Euros and 21.00- 33.78 Euros, respectively, as of the date of exercise. At December 31, 2017, 0.4 million SARs were outstanding, having weighted average remaining contractual term of 4.8 years. The accrued value of SARs at December 31, 2017 and 2016 was approximately $4 million and $4 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2017, 2016 and 2015 the Company recorded compensation expense (credit) for SARs of approximately $0.2 million, $1 million and $2 million, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes formula and assumptions used to price employee stock option awards.

AXA Shareplan

In 2017, eligible employees of participating Company subsidiaries were offered the opportunity to purchase newly issued AXA ordinary shares, subject to plan limits, under the terms of AXA Shareplan 2017. Eligible employees could have reserved a share purchase during the reservation period from August 28, 2017 through September 8, 2017 and could have canceled their reservation or elected to make a purchase for the first time during the retraction/subscription period from October 13, 2017 through October 17, 2017. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 11, 2017 to the discounted formula subscription price in Euros. Investment Option A permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of €20.19 per share. Investment Option B permitted participants to purchase AXA ordinary shares at an 8.98% formula discounted price of €22.96 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty-two week period preceding the scheduled end date of AXA Shareplan 2017, which is July 1, 2022. All subscriptions became binding and irrevocable on October 17, 2017.

The Company recognized compensation expense of $13 million in 2017 , $19 million in 2016 and $20 million in 2015 in connection with each respective year’s offering of AXA stock under the AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. The Company participants in AXA Shareplan 2017, 2016, and 2015 primarily invested under Investment Option B for the purchase of approximately 4 million, 6 million and 5 million AXA ordinary shares, respectively.

AXA Miles Program 2012

On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA Miles to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired from service. Half of each AXA Miles grant, or 25 AXA Miles, were subject to an additional vesting condition that required improvement in at least one of two AXA performance metrics in 2012 as compared to 2011. This vesting condition has been satisfied. On March 16, 2016, AXA ordinary share distributions totaling approximately $4 million were made to active and former employees of the Company in settlement of approximately 0.2 million AXA Miles earned under the terms of the AXA Miles Program 2012.

Stock Purchase Plans

The Company’s stock purchase plan offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. Purchases generally are scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30.0 million. Compensation expense for 2017, 2016 and 2015 were approximately $0.5 million, $0.5 million and $0.4 million, respectively.

AB Long-term Incentive Compensation Plans

AB maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AB Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC (“ACMC”), an indirect, wholly-owned subsidiary of the Company, is obligated to make capital contributions to AB in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AB in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in AB Holding Units or certain investment products (primarily mutual funds) sponsored by AB. Beginning in 2009, annual awards granted under the Amended and Restated AB Incentive Compensation Award Program were in the form of restricted AB Holding Units.

AB engages in open-market purchases of AB Holding Units to help fund anticipated obligations under its incentive compensation award program, for purchases of AB Holding Units from employees and other corporate purposes. During 2017 and 2016, AB purchased 9 million and 11 million AB Holding Units for $220 million and $236 million , respectively. These amounts reflect open-market purchases of 5 million and 8 million AB Holding Units for $117 million and $176 million, respectively, with the remainder relating to purchases of AB Holding Units from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, offset by AB Holding Units purchased by employees as part of a distribution reinvestment election.

During 2017, AB granted to employees and eligible directors 8.3 million restricted AB Holding units (including 6.1 million granted in December for 2017 year-end awards to employees).

During 2016, AB granted to employees and eligible directors 7.0 million restricted AB Holding Unit awards (including 6.1 million granted in December for 2016 year-end awards). The cost of awards made in the form of restricted AB Holding Units was measured, recognized, and disclosed as a share-based compensation program.

During 2017 and 2016, AB Holding issued 1.2 million and 0.4 million AB Holding Units, respectively, upon exercise of options to buy AB Holding Units. AB Holding used the proceeds of $20 million and $6 million, respectively, received from employees as payment in cash for the exercise price to purchase the equivalent number of newly-issued AB Holding Units.

Effective as of September 30, 2017, AB established the AB 2017 Long Term Incentive Plan (“2017 Plan”), which was adopted at a special meeting of AB Holding Unitholders held on September 29, 2017. The following forms of awards may be granted to employees and Eligible Directors under the 2017 Plan: (i) restricted AB Holding Units or phantom restricted AB Holding Units (a “phantom” award is a contractual right to receive AB Holding Units at a later date or upon a specified event); (ii) options to buy AB Holding Units; and (iii) other AB Holding Unit-based awards (including, without limitation, AB Holding Unit appreciation rights and performance awards). The purpose of the 2017 Plan is to promote the interest of AB by: (i) attracting and retaining talented officers, employees and directors, (ii) motivating such officers, employees and directors by means of performance-related incentives to achieve longer-range business and operational goals, (iii) enabling such officers, employees and directors to participate in the long-term growth and financial success of AB, and (iv) aligning the interests of such officers, employees and directors with those of AB Holding Unitholders. The 2017 Plan will expire on September 30, 2027, and no awards under the 2017 Plan will be made after that date. Under the 2017 Plan, the aggregate number of AB Holding Units with respect to which awards may be granted is 60 million, including no more than 30 million newly-issued AB Holding Units.

As of December 31, 2017, no options to buy AB Holding Units had been granted and 6.1 million AB Holding Units, net of withholding tax requirements, were subject to other AB Holding Unit awards made under the 2017 Plan or an equity compensation plan with similar terms that was canceled in 2017. AB Holding Unit-based awards (including options) in respect of 53.9 million AB Holding Units were available for grant as of December 31, 2017.

The AllianceBernstein 2010 Long Term Incentive Plan, as amended, was canceled on September 30, 2017. The awards and terms under the 2010 Long Term Incentive Plan were substantially similar to the 2017 Plan.